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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                  -----------------

                                       FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported):  August 12, 1998


                             MENTOR GRAPHICS CORPORATION
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


          Oregon                      0-13442                  93-0786033
----------------------------   -----------------------    ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                 8005 S.W. Boeckman Road, Wilsonville, OR 97070-7777
                 ---------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


                                    (503) 685-7000
                 ---------------------------------------------------
                 (Registrants' telephone number, including area code)


                                      No Change
                 ----------------------------------------------------
            (former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On August 12, 1998, the Registrant issued a press release, the text of which is incorporated herein by reference and a copy of which is attached as
Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          No.       Exhibit
          ---       -------

          99.1 Press Release of Mentor Graphics Corporation, dated August 12, 1998.






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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MENTOR GRAPHICS CORPORATION
                              (Registrant)


                              By:  /s/ Greg Hinckley
                                 ----------------------------------
                                 Name:  Greg Hinckley
                                 Title: Executive Vice President,
                                        Chief Operating Officer and
                                        Chief Financial Officer


Dated:  August 12, 1998


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                                    EXHIBIT INDEX


99.1      Press Release